UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): October 8, 2009

ICP SOLAR TECHNOLOGIES INC.
 (Exact name of registrant as specified in its charter)

NEVADA	000-51790	20-0643604
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

7075 Place Robert-Joncas Unit 131
Montreal, Quebec H4M 2Z2
(Address of Registrant’s principal executive offices)

(514) 270-5770
(Registrant’s telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 8, 2009, ICP Solar Technologies Inc. (the "Company") entered into a line of credit agreement ("Agreement") and related agreements ("Transaction Documents") with BridgePointe Master Fund Ltd., Gemini Master Fund, Ltd., and Platinum Long Term Growth VI, LLC (the "Buyers") in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended, for advances ("Advances") up to a maximum aggregate amount of US $800,000.

The Buyers and the Company have agreed that the Buyers, at their option and in accordance with the terms of the Agreement, may make Advances and extend credit to the Company under 11% senior secured convertible grid notes ("Grid Notes") issued by the Company at a 10% discount with an aggregate face value of up to $888,000 and a maturity date of October 1, 2010, convertible into shares of common stock of the Company at an initial conversion price (subject to adjustment) of US $0.10. The Advances may be made at any time for a period extending from the date of the signing of the Agreement until April 1, 2009 ("Closing Deadline"). The Closing Deadline may be extended by written consent of all the Buyers.

All Advances made by the Buyers shall be used by the Company solely for the purchase of inventory for the Company.

The Grid Notes are secured by an existing first lien on all of the assets of the Company, on the terms set forth in the Security Agreement. The Company’s obligations under the Grid Notes and Agreement are guaranteed by certain of the Company’s subsidiaries pursuant to the terms of the Subsidiary Guarantee Agreement.

The shares of Common Stock issuable upon conversion of the Grid Notes are not required to be registered under the Transaction Documents.

Holders of the Grid Notes may require the Company to redeem the Grid Notes upon the occurrence of any one or more of events of default specified in the Grid Notes.

The President and CEO of the Company has agreed to a to a lockup of sales of Company securities owned by him for so long as any of the Grid Notes remain outstanding pursuant to the terms of a Lockup Agreement.

Copies of the Line of Credit Agreement, Subsidiary Guarantee, Form of Grid Note, Security Agreement, Lockup Agreement, and a copy of a press release dated October 13, 2009, are attached hereto. The foregoing descriptions are qualified in their entirety to such exhibits, which are incorporated by reference herein.

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

Exhibit No.	Description

4.2	Form of 11% Senior Secured Convertible Grid Note Due October 1, 2010.

10.1	Line of Credit Agreement, dated October 8, 2008, between ICP Solar Technologies, Inc., BridgePointe Master Fund Ltd., Gemini Master Fund, Ltd., and Platinum Long Term Growth VI, LLC.

10.2	Subsidiary Guarantee, dated October 8, 2009, by ICP Solar Technologies, Inc., 1260491 Alberta, Inc., ICP Solar Technologies, ICP Global Technologies, Inc., and WES Power Technology, Inc.

10.3	Security Agreement, dated October 8, 2009, , between ICP Solar Technologies, Inc., 1260491 Alberta, Inc., ICP Solar Technologies, ICP Global Technologies, Inc., WES Power Technology, Inc., BridgePointe Master Fund Ltd., Gemini Master Fund, Ltd., and Platinum Long Term Growth VI, LLC.

10.4	Lockup Agreement, dated October 8, 2009.

99.1	Press Release issued by ICP Solar Technologies Inc. dated October 13, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2009
ICP SOLAR TECHNOLOGIES INC.

/s/ Sass Peress
Sass Peress
President, Chief Executive Officer and Chairman